Share-Based Compensation	6 Months Ended
Jun. 30, 2026
Share-Based Payment Arrangement [Abstract]
Share-Based Compensation

Note 10. Share-Based Compensation

During January 2026, the WhiteHawk Board adopted the WhiteHawk 2026 Equity Incentive Plan (the “Plan”) which was amended in June 2026. An aggregate of 2.7 million shares of common stock are available for issuance under the Plan. The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards. Common shares that are cancelled, forfeited, or withheld to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards. Distribution equivalent rights (“DER”) are also available for grant under the Plan, either alone or in tandem with other specific awards, which will entitle the recipient to receive an amount equal to dividends paid on a common stock. The Plan is administered by the WhiteHawk Board of Directors or a committee thereof.

Restricted Stock Units

Under the Plan, the WhiteHawk Board is authorized to issue restricted stock units (“RSU”) to eligible employees and non-employee directors. The Company estimates the fair value of the RSUs as the closing price of the Company’s common stock on the grant date of the award, which is expensed over the applicable vesting period. All compensation cost for the RSUs will be recognized over the longer of the service condition or the performance condition (if any). As of June 30, 2026, each RSU that has been granted has a dividend equivalent right (“DER”) included in each agreement and contains service conditions only. Dividends paid in connection with the DERs are accounted for as a reduction in retained earnings for those awards that are expected to vest. RSUs that are forfeited could cause a reclassification of any previously recognized DER payments from a reduction in retained earnings to additional compensation cost.

The following table summarizes the activity in our unvested RSUs for the six months ended June 30, 2026:

	Restricted	Weighted Average
	Stock	Grant-Date
	Units	Fair Value
Unvested at December 31, 2025	-	$-
Granted	128,514	$24.03
Vested	(22,074)	$22.88
Forfeited	-	$-
Unvested at June 30, 2026	106,440	$24.27

For the three and six months ended June 30, 2026, the Company incurred $0.5 million and $0.6 million, respectively, of share-based compensation which is included in general and administrative expenses in the accompanying condensed consolidated statements of operations. The unamortized estimated fair value of unvested RSUs was $2.5 million at June 30, 2026. These costs are expected to be recognized as expense over a weighted average period of 2.21 years. In addition, for the three and six months ended June 30, 2026, the Company paid less than $0.1 million and less than $0.1 million, respectively, of DERs to RSU holders.